UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

420 National Business Parkway, Fifth Floor
Annapolis Junction, MD 20701
(Address of Principal Executive Offices) (Zip Code)

(301) 323-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Colfax Corporation (the "Company") held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which four proposals were submitted to the Company’s stockholders. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2017.  The final results for each proposal are set forth below.

Proposal 1:  Election of Directors

The Company’s stockholders elected nine directors to the Company’s Board of Directors (the "Board"), to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.  The votes regarding this proposal were as follows:

	Votes For	Votes Against	Abstain	Broker non-votes
Mitchell P. Rales	110,686,947	1,903,388	57,326	4,394,299
Matthew L. Trerotola	112,376,066	214,088	57,507	4,394,299
Patrick W. Allender	91,999,684	20,590,413	57,564	4,394,299
Thomas S. Gayner	81,417,369	31,209,688	20,604	4,394,299
Rhonda L. Jordan	106,615,099	1,276,618	4,755,944	4,394,299
San W. Orr, III	111,427,019	1,163,282	57,360	4,394,299
A. Clayton Perfall	91,127,542	21,455,758	64,361	4,394,299
Rajiv Vinnakota	106,615,873	1,275,656	4,756,123	4,394,299
Sharon L. Wienbar	106,875,022	1,016,895	4,755,744	4,394,299

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
116,685,587	330,900	25,473	—

Proposal 3: Advisory Vote on Executive Compensation

The Company’s stockholders approved, by non-binding advisory vote, the compensation of the Company's named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstain	Broker non-votes
93,811,562	13,931,839	4,904,260	4,394,299

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company's named executive officers. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstain
104,319,811	16,074	8,292,493	19,283

Based on these results, and consistent with the recommendation of the Board, the Board has determined that the Company will conduct future advisory votes on the compensation of the Company's named executive officers every year. Accordingly, the next advisory vote on the compensation of the Company's named executive officers will be held at the Company's 2018 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLFAX CORPORATION

Date: May 22, 2017	By:	/s/ Christopher M. Hix
	Name:	Christopher M. Hix
	Title:	Senior Vice President, Finance and Chief Financial Officer